INTERCREDITOR AGREEMENT

THIS INTERCREDITOR AGREEMENT (this “Intercreditor Agreement”), dated as of October 5, 2010, is by and among OPTIMIZERx CORPORATION, a Nevada corporation (the “Obligor”), VICIS CAPITAL MASTER FUND, a sub-trust of Vicis Capital Series Master Trust, a unit trust formed under the laws of the Cayman Islands (“Vicis”), for itself and as the Collateral Agent under the Security Agreements (as defined below) (the ”Collateral Agent”), and Physicians Interactive Holdings, LLC, a limited liability company formed under the laws of the State of Delaware (“PI”).  Vicis and PI, in their capacities as creditors, are sometimes individually referred to herein as a “Creditor” and collectively as the “Creditors.”

R E C I T A L S

WHEREAS, the Obligor has certain obligations to the Creditors under certain documents relating to investments or loans made by the Creditors in and to the Obligor;

WHEREAS, to secure payment and performance of such obligations to the Creditors, the Obligor has granted a security interest in the Collateral to the Collateral Agent;

WHEREAS, each of the Creditors desires to enter into this Intercreditor Agreement to (i) confirm the relative priority of the Creditors in the assets and properties of the Obligor, (ii) provide for the orderly sharing among them, in accordance with such priorities, of the proceeds of such assets and properties upon any foreclosure thereon or other disposition thereof, and (iii) agree upon the terms of the subordination of the obligations of the Obligor among the Creditors.

NOW THEREFORE, in consideration of the mutual benefits accruing to the Creditors and Obligor hereunder and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

A G R E E M E N T

1. Definitions.  As used above and in this Intercreditor Agreement, the following terms shall have the meanings ascribed to them below:

(a) “Accounts” shall have the meaning ascribed to such term by the UCC.

(b) “Business Day” means a day of the year on which commercial banks are not required or authorized to be closed for business in the State of New York.

(c) “Collateral” shall mean all of the property and interests in property, real or personal, tangible or intangible, now owned or hereafter acquired by the Obligor, including, without limitation, all Proceeds of such property and interests in property.

(d) “Collateral Agent” shall mean the Collateral Agent, as defined in the Security Agreements.

(e) “Equipment” means all Goods which are not Inventory and the Proceeds thereof.

(f) “Goods” means all tangible personal property other than chattel paper, documents of title, instruments, money and securities and includes fixtures.

(g) “Guarantor” means OptimizeRx Corporation, a Michigan corporation.

(h) “Inventory” shall have the meaning ascribed to such term by the UCC.

(i) “Lien” shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance (including, but not limited to, easements, rights of way and the like), lien (statutory or other), security agreement or transfer intended as security, including without limitation, any conditional sale or other title retention agreement, the interest of a lessor under a capital lease or any financing lease having substantially the same economic effect as any of the foregoing and expressly including any rights to distributions in respect of or redemption of any preferred stock.

(j) “Person” or “person” shall mean any individual, sole proprietorship, partnership, corporation (including, without limitation, any corporation which elects subchapter S status under the Internal Revenue Code of 1986, as amended), limited liability company, limited liability partnership, business trust, unincorporated association, joint stock company, trust, joint venture, or other entity or any government or any agency or instrumentality or political subdivision thereof.

(k) “PI Debt” shall mean any and all principal, interest and other amounts owed to PI or its successors and assigns arising under that certain Secured Promissory Note issued by Obligor to PI on the date hereof, and any and all obligations, liabilities and indebtedness owed by Guarantor to PI under the Guaranty Agreement, dated as of the date hereof, made by Guarantor in favor of PI, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of such instruments and agreements or after the commencement of any case with respect to the Obligor under the U.S. Bankruptcy Code or any similar statute (and including, without limitation, any principal, interest, fees, costs, expenses, and other amounts), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, and whether arising directly or howsoever acquired by PI.

(l) “Proceeds” or “proceeds” shall mean identifiable or traceable personal property in any form derived directly or indirectly from any dealing with any assets or the proceeds therefrom, including without limitation any payment representing indemnity or compensation for loss of or damage to any such assets or the proceeds therefrom (such as insurance or expropriation).

(m) “Restricted Payment” shall mean any payments to PI or Vicis by or on behalf of Obligor other than payments (i) made simultaneously to PI and Vicis with respect to the PI Debt and the Vicis Payment, respectively, on a pro rata basis based on the outstanding PI Debt and the outstanding Vicis Payment, (ii) to PI pursuant to the Strategic Partnering Agreement, dated as of the date hereof, by and between PI and Obligor, as such agreement may be amended from time to time, and (iii) to either PI or Vicis as reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Obligor’s Board of Directors or committees thereof or for other activities undertaken in connection with advising Obligor on its management of its business and affairs.

(n) “Security Agreements” means the Second Amended and Restated Security Agreement, by and among Obligor, PI and Vicis, and the Second Amended and Restated Guarantor Security Agreement, by and among Guarantor, PI and Vicis (both as a secured party and as Collateral Agent), in each case dated as of the date hereof.

(o) “UCC” means the Uniform Commercial Code as enacted by the State of New York as the same may be amended and/or in effect from time to time.

(p) “Vicis Payment” shall mean any and all obligations of Obligor to make payments under Article 9 of each of the Certificates of Designation, Preferences, and Rights of the Series A Preferred Stock and Series B Preferred Stock upon the Maturity Date (as such term is defined in such Certificates of Designation, Preferences, and Rights) of the Series A Preferred Stock and/or Series B Preferred Stock, as applicable, as in effect on the date hereof, and any and all obligations, liabilities and indebtedness owed by Guarantor to Vicis under the Guaranty Agreement, dated as of June 4, 2010, and the Guaranty Agreement dated as of September 5, 2008, in each case made by Guarantor in favor of Vicis and as in effect on the date hereof and subject to no modification, whether now existing or hereafter arising, whether arising before, during or after the commencement of any case with respect to the Obligor under the U.S. Bankruptcy Code or any similar statute (and including, without limitation, any principal, interest, fees, costs, expenses and other amounts), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, and whether arising directly or howsoever acquired by Vicis.

All terms defined in the Uniform Commercial Code, as enacted in the State of New York, unless otherwise defined herein shall have the meanings set forth therein.  All references to any term in the plural shall include the singular and all references to any term in the singular shall include the plural.

2. Security Interests; Priorities; Remedies.

(a) Each of the Creditors and the Collateral Agent agrees that it will not obtain or acquire a further Lien over any Collateral without the prior written consent of both Creditors.  The Obligor agrees that it will not grant to any Creditor, the Collateral Agent or any other Person, a further Lien over any Collateral, without the prior written consent of both Creditors, except as provided herein.

(b) Notwithstanding the order or time of attachment, or the order, time or manner of perfection, or the order or time of filing or recordation of any document or instrument, or other method of perfecting a security interest in favor of each Creditor or the Collateral Agent in any Collateral, and notwithstanding any conflicting terms or conditions which may be contained in any of the Security Agreements, with respect to the Collateral, the Liens upon all Collateral to the extent of all PI Debt shall be treated pari passu with the Liens upon all Collateral to the extent of the Vicis Payment, with any proceeds of such Collateral to be applied pro rata based on the outstanding PI Debt and the outstanding Vicis Payment.

(c) The proceeds of any sale, disposition or .other realization upon all or any part of the Collateral arising outside of the Obligor’s ordinary course of business shall be applied pro rata based on outstanding PI Debt and the outstanding Vicis Payment.

(d) The lien priorities provided in this Section 2 shall not be altered or otherwise affected by any amendment, modification, supplement, extension, renewal, restatement, replacement or refinancing of the Vicis Payment or the PI Debt, nor by any action or inaction which any Creditor or the Collateral Agent may take or fail to take in respect of the Collateral, except to the extent Vicis and PI have consented thereto in writing.

(e) The Collateral Agent shall be solely responsible for perfecting and maintaining the perfection of its Lien for the benefit of the Creditors; provided that the Collateral Agent shall have no liability to any Creditor for failure to maintain the perfection of its Lien so long as the Collateral Agent has used commercially reasonable efforts to maintain such perfection and has not acted in a discriminatory manner toward any Creditor.  The foregoing provisions of this Intercreditor Agreement are intended solely to govern the respective Lien priorities as among the Creditors and the Collateral Agent and shall not impose on any Creditor or the Collateral Agent any obligations in respect of the disposition of proceeds of foreclosure on any Collateral which would conflict with prior perfected claims therein in favor of any other person or any order or decree of any court or other governmental authority or any applicable law.  Each of the Creditors and the Collateral Agent agrees that it will not contest the validity, perfection, priority or enforceability of the Liens upon the Collateral of the other Creditors or the Collateral Agent, as applicable.  To the extent any of the Liens securing payment and performance of the Vicis Payment or the PI Debt are avoided, disallowed, set aside or otherwise invalidated in any judicial proceeding or otherwise, neither the Creditor holding such rights nor the Collateral Agent shall be entitled to claim the benefit of this Intercreditor Agreement in respect thereof unless such Creditor or the Collateral Agent, as applicable, shall be diligently contesting the matter or appealing a proceeding and has provided the other Creditors and/or the Collateral Agent, as applicable, with an indemnity satisfactory to such parties which have the benefit of the indemnity.

(f) Each of the Creditors and the Collateral Agent shall (a) in connection with a sale or other disposition of Collateral by the Collateral Agent thereon, or by the Obligor with the consent of the Collateral Agent, immediately upon the request of the Collateral Agent release or otherwise terminate its Liens on such Collateral and immediately deliver such other release documents as the Collateral Agent may reasonably require in connection with such sale or disposition so long as no such releases or terminations are effective or released until such time as the sale or disposition is completed and the Collateral Agent has determined that such sale or other disposition is commercially reasonable under the circumstances based on such information available to the Collateral Agent relevant to such determination and (b) shall be deemed to have consented under its Agreements to such sale or other disposition.  To the extent any Creditor or the Collateral Agent may be required to hereunder, or shall otherwise release or otherwise terminate its Liens on such Collateral, any requirement that such Creditor or the Collateral Agent consent to such sale or other disposition in the Agreements of such Creditor or the Collateral Agent with Obligor shall not be applicable.  Any sale of Collateral by the Collateral Agent (other than sales supervised by a court) shall be conducted in a commercially reasonable manner.

(g) Until the PI Debt and the Vicis Payment reach their respective maturities, which maturities shall not be extended by the Creditor holding such rights without the prior written consent of the other Creditor, neither Creditor will, directly or indirectly through the Collateral Agent or otherwise, nor shall the Collateral Agent:

(i) exercise any of its rights or remedies upon a default or event of default by the Obligor with respect to the PI Debt or Vicis Payment, as applicable;

(ii) seek to foreclose or realize upon (judicially or non-judicially) its  Lien on such Collateral or assert any claims or interest therein (including, without limitation, by setoff or notification of account debtors); or

(iii) take any other action that would interfere in any manner with the rights of any Creditor or the Collateral Agent in such Collateral.

Notwithstanding any other provision in this Intercreditor Agreement, from and after the date that the PI Debt and the Vicis Payment reach their respective stated maturities, which maturity shall not be extended by the Creditor holding such rights without the prior written consent of the other Creditor, either PI or Vicis may require the Collateral Agent to enforce any Liens against the Collateral.

(h) Neither of the Creditors nor the Collateral Agent shall challenge, contest or bring into question the validity, priority, perfection or enforceability of any Liens granted by any Obligor in favor of the other Creditor or the Collateral Agent or, subject to Section 2(g), any enforcement steps taken thereunder by the other Creditor or the Collateral Agent in accordance with this Agreement and the Security Agreements.

(i) The Obligor shall not, and shall cause its subsidiaries not to, make any Restricted Payment to any Creditor, and no Creditor shall accept any such Restricted Payment, in each case without the prior written consent of the other Creditor.  Should any payment or distribution or security or instrument or proceeds thereof be received by a Creditor that rightfully belong to another Creditor under this Agreement, such Creditor shall receive and hold the same in trust, as trustee, for the benefit of the other Creditor, segregated from other funds and property of such Creditor, and such Creditor shall forthwith deliver the same to the other Creditor (together with any endorsement or assignment of such Creditor where necessary) such amount to be allocated to the other Creditor.

(j) Each Creditor shall give to the other Creditor concurrently with the giving thereof to the Obligor, (a) a copy of any written notice by such Creditor of either a default or an event of default under its Agreements with the Obligor, or written notice of demand of payment from the Obligor, and (b) any written notice sent by such Creditor to the Obligor at any time an event of default under such Creditor’s Agreements exists stating such Creditor’s intention to exercise any of its enforcement rights or remedies, including written notice pertaining to any foreclosure on any of the Collateral or other judicial or non-judicial remedy in respect thereof, and any legal process served or filed in connection therewith; provided, that, the foregoing does not affect any prohibition in this Intercreditor Agreement on a Creditor taking such steps and; provided further that the failure of any party to give notice as required hereby shall not affect the relative priorities of the Creditors’ or Collateral Agent’s respective Liens as provided herein or the validity or effectiveness of any such notice as against the Obligor and shall not give rise to any claim or cause of action by any Creditor against the other Creditor.  Each Creditor shall, upon the request of the other Creditor, provide to such other Creditor a statement of the amount of the indebtedness of the Obligor then owing to it.  The Obligor hereby authorizes and consents to each Creditor sending any such notices and other information to the other Creditor.

(k) In the event that any of the Creditors or the Collateral Agent shall, in the exercise of its respective rights under its Agreements or otherwise, receive possession or control of any books and records of the Obligor that contain information identifying or pertaining to any of the property of the Obligor in which the-other Creditor or the Collateral Agent has been granted a Lien, it shall notify the other Creditor or the Creditors, as applicable, that it has received such books and records and shall, as promptly as practicable thereafter, make available to the other Creditor or the Creditors, as applicable, such books and records for inspection and duplication.

3. Representations And Warranties.

(a) Vicis Representations.  Vicis hereby represents and warrants to the other Creditor that:

(i) the execution, delivery and performance of this Intercreditor Agreement by Vicis, both for itself and as Collateral Agent, is within the powers of Vicis, has been duly authorized by Vicis, and does not contravene any law, or any agreement to which Vicis is a party or by which it is bound;

(ii) this Intercreditor Agreement constitutes the legal, valid and binding obligations of Vicis, both for itself and as Collateral Agent, enforceable in accordance with its terms and shall be binding on it;

(iii) the total amount that would be payable to Vicis with respect to the Series A Preferred Stock and Series B Preferred Stock held by Vicis, if such were to be redeemed by Obligor pursuant to Article 9 of each of the Certificates of Designation, Preferences, and Rights of the Series A Preferred Stock and Series B Preferred Stock is $5,211,191 as of October 4, 2010;

(iv) as of the date hereof, no default or event of default, or event which with notice or passage of time or both would constitute an event of default exists or has occurred under any agreements between Vicis and either Obligor or Guarantor;

(v) as of the date hereof, Vicis is the exclusive legal and beneficial owner of all of the Vicis Payment; and

(vi) except for the liens arising under the Security Agreements, the Vicis Payment is not subject to any lien, security interest, financing statements, subordination, assignment or other claim.

(b) PI Representations.  PI hereby represents and warrants to the other Creditor that:

(i) the execution, delivery and performance of this Intercreditor Agreement by PI is within the powers of PI, and does not contravene any law, any provision of any of the PI Agreements or any agreement to which PI is a party or by which it is bound;

(ii) this Intercreditor Agreement constitutes the legal, valid and binding obligations of PI, enforceable in accordance with its terms and shall be binding on it;

(iii) as of the date hereof, the total principal amount of the PI Debt is $1,000,000;

(iv) as of the date hereof, no default or event of default, or event which with notice or passage of time or both would constitute an event of default exists or has occurred under the PI Agreements;

(v) as of the date hereof, PI is the exclusive legal and beneficial owner of all of the PI Debt; and

(vi) except for the liens arising under the Security Agreements, the PI Debt is not subject to any lien, security interest, financing statements, subordination, assignment or other claim.

(c) Obligor Representations.  Obligor hereby represents and warrants to the Creditors that:

(i) the execution, delivery and performance of this Intercreditor Agreement by it is within its powers, has been duly authorized by it, and does not contravene any law, or any agreement to which it is a party or by which it is bound; and

(ii) this Intercreditor Agreement constitutes the legal, valid and binding obligations of it, enforceable in accordance with the terms of this Intercreditor Agreement and shall be binding on it.

4. Miscellaneous.

(a) Amendments.  Any waiver, permit, consent or approval by any of the parties hereto of or under any provision, condition or covenant to this Intercreditor Agreement must be in writing and shall be effective only to the extent it is set forth in writing and as to the specific facts or circumstances covered thereby.  Any amendment of this Intercreditor Agreement must be in writing and signed by each of the parties to be bound thereby.

(b) Successors and Assigns.

(i) This Intercreditor Agreement shall be binding upon each party hereto and its successors and assigns and shall inure to the benefit of each party hereto and its successors, participants and assigns.

(ii) Each Creditor reserves the right to grant participations in, or otherwise sell, assign, transfer or negotiate all or any part of, or any interest in, the Vicis Payment or PI Debt, and its rights in the Collateral (including such rights that are derived through the Collateral Agent) securing same; provided, that, no Creditor shall be obligated to give any notices to or otherwise in any manner deal directly with any participant in the Vicis Payment or PI Debt, as the case may be, and no participant shall be entitled to any rights or benefits under this Intercreditor Agreement except through the Creditor with which it is a participant.  Notwithstanding anything herein contained, neither Creditor shall: (A) be repaid either the Vicis Payment or PI Debt by the Obligor, except as provided under this Intercreditor Agreement or with the prior written consent of the other Creditor, or (B) assign any interest in the Vicis Payment or PI Debt or any of the Vicis Agreements or PI Agreements without the prior written consent of the other Creditor, not to be unreasonably withheld; provided that each Creditor shall be permitted to assign such debt or agreements to any of its affiliates.  In the case of an assignment or transfer, the assignee or transferee acquiring any interest in the Vicis Payment or the PI Debt, as the case may be, shall execute and deliver to each of the Creditors and the Collateral Agent a written acknowledgement of receipt of a copy of this Intercreditor Agreement and the written agreement by such person to be bound by the terms of this Intercreditor Agreement.  In connection with any assignment or transfer of any or all of the Vicis Payment or the PI Debt, as the case may be, or any or all rights of any Creditor in the property of the Obligor (other than pursuant to a participation), each Creditor agrees to execute and deliver an agreement containing terms substantially identical to those contained herein in favor of any such assignee or transferee.  In addition, each Creditor will execute and deliver an agreement containing terms substantially identical to those contained herein in favor of any third person who succeeds to or refinances, replaces or substitutes for any or all of financing of the Obligor, whether such successor or replacement financing occurs by transfer, assignment, “takeout” or any other means or vehicle provided same does not constitute a breach of any Agreement with such Creditor.

(c) Insolvency.  This Intercreditor Agreement shall be applicable both before and after the filing of any petition by or against the Obligor under the U.S. Bankruptcy Code and all converted or succeeding cases in respect thereof, and all references herein to the Obligor shall be deemed to apply to a trustee for the Obligor and the Obligor as debtor-in-possession.  The relative rights of the Creditors and the Collateral Agent to repayment of the Vicis Payment or the PI Debt, respectively, and in or to any distributions from or in respect of the Obligor or any Collateral or proceeds of Collateral, shall continue after the filing thereof on the same basis as prior to the date of the petition, subject to any court order approving the financing of, or use of cash collateral by, the Obligor as debtor-in-possession.

(d) Bankruptcy Financing.  If the Obligor shall become subject to a proceeding under the U.S. Bankruptcy Code and if either Creditor or the Collateral Agent desires to permit the use of cash collateral or to provide financing to the Obligor under either Section 363 or Section 364 of the U.S. Bankruptcy Code, the other Creditor and/or the Collateral Agent, applicable, agrees as follows:  (a) adequate notice to such other Creditor shall have been provided for such financing or use of cash collateral if such other Creditor receives notice two (2) Business Days prior to the entry of the order approving such financing or use of cash collateral and (b) no objection will be raised by the other Creditor or the Collateral Agent to any such financing on the ground of a failure to provide “adequate protection” for the Liens of such other Creditor or the Collateral Agent or any other grounds, provided, that, (i) such other Creditor or the Collateral Agent, as applicable, retains a Lien on post-petition Collateral to the same extent and with the same priority as existed prior to the commencement of the proceeding under the U.S. Bankruptcy Code.  For purposes of this Section, notice of a proposed financing or use of cash collateral shall be deemed given when given, in the manner prescribed by this Intercreditor Agreement, to any Creditor or the Collateral Agent, or their respective counsel.

(e) Bailee for Perfection.  Each Creditor and the Collateral Agent hereby appoint each other, and each hereby agrees to serve, as agent and bailee for each other for the limited purpose of perfecting their respective Liens on the Collateral which may at any time be in its possession during the term of this Intercreditor Agreement.  Neither Creditor shall have any duty to protect or preserve any rights pertaining to any of the Collateral in its possession and each Creditor hereby waives and releases the other Creditor from all claims and liabilities at any time arising pursuant to such Creditor’s role as agent and bailee with respect to the Collateral in its actual possession other than gross negligence or willful misconduct.

(f) Notices.  All notices, requests and demands to or upon the respective parties hereto shall be in writing and shall be deemed duly given, made or received:  if delivered in person, immediately upon delivery; if by facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next Business Day, one (1) Business Day after sending; and if mailed by certified mail, return receipt requested, five (5) days after mailing to the parties at their addresses set forth below (or to such other addresses as the parties may designate in accordance with the provisions of this Section):

If to the Obligor:

OPTIMIZER CORPORATION
407 Sixth Street.
Rochester, MI 48307
Attention:  H. David Lester
Tel. No.:  (248) 651-6558
Fax No.:  (248) 651-6748

with a copy to:

Joseph J. DeVito, Esq.
Howard & Howard Attorneys PLLC
450 West Fourth Street
Royal Oak, MI  48067
Tel No.: (248) 723-0323
Fax No.: (248) 645-1568

If to Vicis:

Vicis Capital Master Fund
445 Park Avenue
16th Floor
New York, NY 10022
Phone:  (212) 909-4600
Fax:  (212) 909-4601
Attn: Shad Stastney

with a copy to:

Hoyt R. Stastney, Esq.
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, WI 53202
Phone:  (414) 277-5143
Fax:  (414) 978-8968

If to PI:

Physician Interactive Holdings, LLC
100 Locke Drive
Marlborough, MA  01752
Attention:  Donato Trumato
Tel. No:  (508) 460-6500
Fax:  (508) 460-6510

With a copy to:

Robert Ott, Esq.
Arnold & Porter LLP
1600 Tysons Boulevard, Suite 900
McLean, VA  22102
Tel. No.:  (703) 720-7005
Fax:  (702) 720-7399

If to the Collateral Agent, to Vicis, with a copy to PI, in each case as provided herein, including a copy to their respective counsel.

Any of the above parties may change the address(es) to which all notices, requests and other communications are to be sent by giving written notice of such address change to the other parties in conformity with this Section, but such change shall not be effective until notice of such change has been received by the other parties.

(g) Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that each party need not sign the same counterpart.  In the event that any signature is delivered by facsimile or in other electronic form, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(h) Governing Law.  The validity, construction and effect of this Intercreditor Agreement shall be governed by the internal laws of the State of New York (without giving effect to principles of conflicts of law).

(i) Consent to Jurisdiction; Waiver of Jury Trial.  EACH OF THE PARTIES TO THIS INTERCREDITOR AGREEMENT HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE STATE AND COUNTY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS INTERCREDITOR AGREEMENT. EACH OF THE PARTIES TO THIS INTERCREDITOR AGREEMENT IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH SUCH PARTY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN ANY SUCH COURTS AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN ANY SUCH COURTS HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY IN ANY SUCH LEGAL PROCEEDING.  EACH OF THE PARTIES TO THIS INTERCREDITOR AGREEMENT HEREBY CONSENTS TO SERVICE OF PROCESS BY NOTICE IN THE MANNER SPECIFIED IN THIS INTERCREDITOR AGREEMENT AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION SUCH PARTY MAY NOW OR HEREAFTER HAVE TO SERVICE OF PROCESS IN SUCH MANNER.

(j) Complete Agreement.  This written Intercreditor Agreement is intended by the parties as a final expression of their agreement and is intended as a complete statement of the terms and conditions of their agreement.

(k) No Third Parties Benefitted.  Except as expressly provided in Section 4 hereof, this Intercreditor Agreement is solely for the benefit of the Creditors, and their respective successors, participants and assigns, and no other person shall have any right, benefit, priority or interest under, or because of the existence of, this Intercreditor Agreement.

(l) Disclosures; Non-Reliance.  Each Creditor has the means to, and shall in the future remain, fully informed as to the financial condition and other affairs of the Obligor and no Creditor shall have any obligation or duty to disclose any such information to any other Creditor. Except as expressly set forth in this Intercreditor Agreement, the parties hereto have not otherwise made to each other nor do they hereby make to each other any warranties, express or implied, nor do they assume any liability to each other with respect to:  (a) the enforceability, validity, value or collectability of any of the Vicis Payment or the PI Debt, or any guarantee or security which may have been granted to any of them in connection therewith, (b) the Obligor’s title to or right to transfer any of the Collateral, or (c) any other matter, except as expressly set forth in this Intercreditor Agreement.

(m) Term.  This Intercreditor Agreement is a continuing agreement and shall remain in full force and effect until the indefeasible satisfaction in full of either the Vicis Payment or the PI Debt.

(n) Further Assurances.  The parties hereto shall, from time to time and at all times hereafter, upon every reasonable request of any of the Creditors or the Collateral Agent, and at the expense of the Obligor, make or do such further acts and things and execute, deliver, register and file such further deeds, documents and assurances as may be necessary in the opinion of such Creditor or the Collateral Agent for more effectively implementing and carryring out the true intent and purpose of this Intercreditor Agreement.

(o) Third Parties.  If any third party shall have a valid claim to any Collateral in priority to or on a parity with one of the Creditors or the Collateral Agent but not in priority to or on a parity with another Creditor or the Collateral Agent, then this Intercreditor Agreement shall not apply so as to diminish the rights (as such rights would have been but for the provisions of this Intercreditor Agreement) of such other Creditor or the Collateral Agent against any such third party to the proceeds of disposition of such property or assets.

(p) Acts or Omissions.  No act or omission by any party hereto in any manner whatever in the premises shall extend to or be taken to affect any provision hereof or any subsequent breach or default or the rights resulting therefrom save only express waiver in writing.

(q) Severability.  The invalidity of any provision or portion of a provision of this Intercreditor Agreement shall not affect the validity of any other provision of this Intercreditor Agreement or the remaining portion of the applicable provision.  It is the desire and intent of the parties hereto that the provisions of this Intercreditor Agreement shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought.  Accordingly, if any particular provision of this Intercreditor Agreement shall be adjudicated to be invalid or unenforceable, such provision shall be deemed amended to delete therefrom the portion thus adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of such provision in the particular jurisdiction in which such adjudication is made.

[Signature Page Follows]

           IN WITNESS WHEREOF, the parties have caused this Intercreditor Agreement to be duly executed as of the day and year first above written.

OBLIGOR:

OPTIMIZERX CORPORATION

By:
Name: ____________________________
Title: _____________________________

VICIS:

VICIS CAPITAL MASTER FUND
    By: Vicis Capital LLC

By:
Name:
Title:

PI:

PHYSICIANS INTERACTIVE INC.

By:
Name:
Title: